Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on August 9, 1999

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only
     (as permitted by Rule  14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        2) Aggregate number of securities to which transaction applies:
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        3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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

                        SPECIAL MEETINGS OF SHAREHOLDERS
              OF THE AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
            (FORMERLY THE AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO)
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                               September 30, 1999

To the Shareholders of the various Portfolios of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of the AST American Century Income & Growth Portfolio (formerly, the AST Putnam Value Growth & Income Portfolio) (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1999 at 11:00 a.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

     I. To consider the approval of a New Sub-advisory Agreement between American Skandia Investment Services, Incorporated and American Century
Investment Management, Inc. for the AST American Century Income & Growth Portfolio.

     II. To consider the approval of the reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental."

     III. To consider the approval of changes in fundamental investment restrictions concerning diversification of investments.

     IV. To consider the approval of changes in a fundamental investment restriction concerning the purchase or sale of real estate.

     V. To consider the approval of changes in a fundamental investment restriction concerning concentration of investments in various industries.

     VI. To consider the approval of changes in a fundamental investment restriction concerning investments in commodities.

     VII. To consider the approval of changes in a fundamental investment restriction concerning underwriting securities of other issuers.

     VIII. To consider the approval of changes in a fundamental investment restriction concerning borrowings.

     IX. To consider the approval of changes in a fundamental investment restriction concerning loans.

     X. To consider the approval of changes in a fundamental investment restriction concerning the issuance of senior securities.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on August 6, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Alternatively, you may vote electronically as described in the Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.



                                    By order of the Board of Trustees




                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust


August 25, 1999

                                                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
              OF THE AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
            (FORMERLY THE AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO)
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                               September 30, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the AST American Century Income & Growth Portfolio (formerly the AST Putnam Value Growth & Income Portfolio) (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on September 23, 1999 at 11:00 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about August 25, 1999.

         You may vote be indicating voting instructions on the enclosed proxy and returning it in the envelope provided, or you may vote by visiting http://www.americanskandia.com, looking for the "Vote" link and following the instructions provided. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, facsimile, through electronic means such as e-mail, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent. Neither the Trust nor the Portfolio will pay any of the costs of the Meeting, including the costs related to the solicitation of proxies.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1998, has been previously sent to shareholders. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1999, will be sent to shareholders by approximately ______, 1999. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust when available, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding:_________________. As of the Record Date, there is no beneficial owner of more than 5% of the shares of the Portfolio to the knowledge of the Trust.

         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC. As of the Record Date, 100% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which except for ASLAC Variable Account Q is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who hold as of the Record Date units of the AST American Century Income & Growth Sub-accounts, and who therefore beneficially own shares of the Portfolio (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolio through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI"or the "Manager") is the investment manager for all the Trust's investment portfolios, including the Portfolio. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Until May 3, 1999, Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, served as sub-advisor to the Portfolio, and, subject to the supervision and control of ASISI and the Board of Trustees, determined the securities to be purchased for and sold from the Portfolio. Putnam is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly-owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company.

         Since the resignation of Putnam as of the close of business on May 3, 1999, American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, has served as sub-advisor to the Portfolio under an interim Sub-advisory Agreement with ASISI, and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. As of June 30, 1999, American Century and its affiliates managed assets totaling approximately $80 billion.

         The Administrator of the Portfolio, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners at the Meeting and any adjournments thereof. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on September 28, 1999 as the last day for which voting instructions will be accepted.

         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meeting the matters set forth in Proposals I through X of the foregoing Notice (collectively, the "Proposals"). Unless instructions to the contrary are marked, proxies will be voted FOR each of the Proposals. The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at the Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contract-owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each of the Proposals requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. The approval of each Proposal is not contingent upon approval of any other Proposal. Therefore, any Proposal that is approved will be implemented notwithstanding the outcome of the vote on any other Proposal.

         In the event that sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.




                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                AND AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


Background

         ASISI has served as Investment Manager to the Portfolio since the Portfolio's commencement of operations on January 2, 1997 pursuant to an Investment Management Agreement with the Trust. The Investment Management
Agreement, effective December 30, 1996, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio, and delegate to the sub-advisor the duty, among other things to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         In accordance with this provision for delegation of authority, the Manager entered into a sub-advisory agreement, effective December 30, 1996, with Putnam (the "Putnam Sub-Advisory Agreement"), pursuant to which the above duties were delegated by the Manager to Putnam.

         The Investment Management Agreement and the Putnam Sub-Advisory Agreement have been annually approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), since the Portfolio's inception. The Investment Management Agreement and Putnam Sub-Advisory Agreement were not, and were not required to be, approved by the shareholders of the Portfolio after the Portfolio commenced operations.

         On March 4, 1999, the Board of Trustees, through the Manager, received a tendered resignation from Putnam as sub-advisor to the Portfolio. At a meeting held on April 9, 1999, the Board of Trustees received a proposal from the Manager to replace Putnam with American Century as sub-advisor to the Portfolio. At an in-person meeting held on April 21, 1999, the Board of Trustees gave formal approval to a new sub-advisory agreement with American Century (the "New American Century Sub-Advisory Agreement"). At this meeting, the Board of Trustees also approved, as described in Proposals II through X, changing the Portfolio's investment objective from a "fundamental" policy to a "non-fundamental" policy and effecting various changes to the stated investment policies and restrictions applicable to the Portfolio. At this Meeting, the Board of Trustees authorized the submission of these matters for shareholder approval and the preparation of this proxy statement.

         The Investment Management Agreement, including the fee payable to the Manager thereunder, is not proposed to be changed in connection with the sub-advisory and other changes discussed herein, except to reflect the change in the Portfolio's name. Therefore, shareholder approval of a new Investment Management Agreement is not required.

         As hereinafter described in greater detail, the terms and conditions of the New American Century Sub-Advisory Agreement are identical in all material respects with those of the Putnam Sub-Advisory Agreement, with the exception of a decreased fee rate, the effective date, the identity of the Sub-advisor, and the change in the name of the Portfolio. In support of its recommendation to engage American Century, the Manager informed the Board of Trustees of its belief that appointment of American Century as sub-advisor to the Portfolio pursuant to these terms would facilitate the formulation and execution of an investment program for the Portfolio that would be in the best interests of the Portfolio's shareholders. In the opinion of the Manager, engagement of American Century as sub-advisor to the Portfolio would also assist in efforts to increase the Portfolio's net assets.

         The Putnam Sub-Advisory Agreement was terminated as of the close of business on May 3, 1999. If approved by shareholders, the New American Century Sub-Advisory Agreement will become effective September 30, 1998 (the "Effective Date"). Consequently, American Century has served as sub-advisor to the Portfolio under an interim sub-advisory agreement (the "Interim American Century Sub-Advisory Agreement") since May 4, 1999. The Interim American Century
Sub-Advisory Agreement will terminate as of the Effective Date. If the New American Century Sub-Advisory Agreement is disapproved by shareholders, or is not approved prior to September 30, 1999, the Interim American Century Sub-Advisory Agreement will terminate automatically. In that event, the Manager will attempt to obtain shareholder approval of a sub-advisory agreement with American Century or another sub-advisor, who will provide sub-advisory services to the Portfolio on an "at-cost" basis until such shareholder approval is obtained.


The Putnam Sub-Advisory Agreement

         The following description of the Putnam Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         Under the terms of the Putnam Sub-Advisory Agreement, Putnam agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Putnam, in its discretion, determined and selected the securities to be purchased for and sold from the Portfolio and placed orders with and gave instructions to brokers, dealers and others to cause such transactions to be executed.

         The Putnam Sub-Advisory Agreement required Putnam to use its best efforts and good faith in the performance of its services under such Agreement. However, so long as Putnam acted in good faith and used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Putnam Sub-Advisory Agreement, Putnam would not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided under the Putnam Sub-Advisory Agreement.

         The Manager was responsible for payment of Putnam's compensation under the Putnam Sub-Advisory Agreement. Putnam's compensation for the services provided under the Putnam Sub-Advisory Agreement was computed at an annual rate and was payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager calculated and paid Putnam at the annual rate of .45 of 1% of the portion of the Portfolio's average daily net assets not in excess of $150 million, plus .40 of 1% of the portion of the Portfolio's average daily net assets in excess of $150 million but not in excess of $300 million, plus .35 of 1% of the portion of the Portfolio's average daily net assets in excess of $300 million. In computing the fee to be paid to Putnam, the net asset value of the Portfolio was valued as set forth in the registration statement of the Trust.

         The Putnam Sub-Advisory Agreement provided that it shall remain in effect for one year from the date of the agreement, and was renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal was also required to be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. The Putnam Sub-Advisory Agreement could be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided Putnam had received prior written notice thereof) upon termination of the Investment Management Agreement.

         The Putnam Sub-Advisory Agreement was terminated by Putnam as of the close of business on May 3, 1999. The Manager believed that it was in the interests of the Portfolio's shareholders for the Manager to accept the resignation of Putnam as sub-advisor to the Portfolio. Putnam's compensation under the Putnam Sub-Advisory Agreement was prorated to the date of termination.

The New American Century Sub-Advisory Agreement

         The following description of the New American Century Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New American Century Sub-Advisory Agreement are identical in all material respects to those of the Putnam Sub-Advisory Agreement, with the exception of the identity of the Sub-advisor, the decreased sub-advisory fee rates payable by the Manager, the effective date, and the name of the Portfolio. In addition, certain clarifying changes that are not believed to be material have been made to the New American Century Sub-Advisory Agreement. As compensation for the services to be rendered under the New American Century Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay American Century a fee at the annual rate of .40 of 1% of the average daily net assets of the Portfolio not in excess of $100 million, plus .35 of 1% of the portion of the net assets in excess of $100 million. In computing the fee to be paid to American Century, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If the New American Century Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.

         For the fiscal year ended December 31, 1998, the amount of the sub-advisory fee paid by the Manager to Putnam for services rendered under the Putnam Sub-Advisory Agreement was $693,921. If the New American Century Sub-Advisory Agreement had been effect for the year ending December 31, 1998, the amount of the sub-advisory fee paid by the Manager to American Century for services rendered under the New American Century Sub-Advisory Agreement would have been $_______________, a decrease of __% from the actual amount paid to Putnam during such period.

         If the New American Century Sub-Advisory Agreement is approved by the shareholders of the Portfolio, it will become effective on the Effective Date (as defined earlier). The New American Century Sub-Advisory Agreement will remain in effect for an initial one year term and is renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Like the Putnam Sub-Advisory Agreement, the New American Century Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided American Century has received prior written notice thereof) upon termination of the New Investment Management Agreement.

         As discussed in more detail below, the Board of Trustees and the Manager believe that approval of the New American Century Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders because of the high quality of services expected to be provided under the New American Century Sub-Advisory Agreement. In addition, the New American Century Sub-Advisory Agreement could facilitate efforts to increase the Portfolio's assets, which may have beneficial effects on Portfolio and Trust expenses.

The Proposed Sub-Advisor

         American Century, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of June 30, 1999, American Century and its affiliates managed assets totaling approximately $80 billion.

     The directors of American Century are James E. Stowers, Jr. (whose principal occupation is Chairman of American Century), James E. Stowers III (whose principal occupation is Chief Executive Officer of American Century) and William M. Lyons (whose principal occupation is Executive Vice President of American Century).

         American Century acts as investment advisor or sub-advisor to various other registered investment companies, some series of which have investment objectives and programs similar to the proposed investment objective (as set forth in Proposal II of this Proxy Statement) and investment program for the Portfolio (collectively, the "Comparable American Century Funds"). As an investment adviser to the Comparable American Century Funds, American Century performs certain administrative and other duties, which it will not be required to perform for the Portfolio under the New American Century Sub-Advisory Agreement. For each Comparable American Century Fund, the chart below lists the net assets at June 30, 1999, as well as the current advisory or sub-advisory fee rate payable to American Century:

--------------------- -------------- -------------- -----------------------------------------------------------------

Comparable American    Advisor or      Total Net                           Advisory Fee Rate
    Century Fund       Sub-Advisor      Assets
                                      at June 30,
                                         1999
                                     (in millions)
--------------------- -------------- -------------- -----------------------------------------------------------------
--------------------- -------------- -------------- -----------------------------------------------------------------

American Century         Advisor
Income & Growth Fund

--------------------- -------------- -------------- -----------------------------------------------------------------
--------------------- -------------- -------------- -----------------------------------------------------------------
VP Income & Growth       Advisor
Fund

--------------------- -------------- -------------- -----------------------------------------------------------------
--------------------- -------------- -------------- -----------------------------------------------------------------
Mainstay Income &      Sub-Advisor
Growth Fund

--------------------- -------------- -------------- -----------------------------------------------------------------


The Evaluation by the Board of Trustees

         In evaluating the New American Century Sub-Advisory Agreement, the Board of Trustees reviewed materials furnished by the Manager and American Century, including information about American Century's personnel, operations and anticipated management of the Portfolio. Consideration was given to the decreased fee rates payable by the Manager under the New American Century Sub-Advisory Agreement and the fact that the Investment Management fees payable by the Portfolio will remain the same. Therefore, although the Manager's net compensation will increase, the Portfolio's shareholders will not pay any additional fees as a result of the change in sub-advisors.

         The Board of Trustees also gave consideration to the basis for the Manager's recommendation of American Century, including (1) the performance of other funds with similar investment objectives and investment styles that are managed by American Century, (2) the American Century personnel who will be involved in the management of the Portfolio, (3) the experience of the Trust and the Manager with the sub-advisory services provided by American Century, including the high quality services provided by American Century for two other portfolios of the Trust and for another investment company portfolio for which the Manager serves as investment manager, and (4) the overall excellent reputation and standing of American Century in the U.S. mutual fund industry.

         The Board of Trustees also considered that the terms of the New American Century Sub-Advisory Agreement will remain materially unchanged from those of the Putnam Sub-Advisory Agreement, except as discussed above. In addition to considering the investment advisory capabilities of American Century in terms of potential benefits in investment performance, the Board of Trustees also considered that the capabilities and reputation of American Century may facilitate efforts to increase the Portfolio's assets, which could result in reductions in Portfolio and Trust expenses.

         Based upon its evaluation, the Board of Trustees concluded that the Manager's engagement of American Century as Sub-Advisor to the Portfolio likely would offer the Portfolio access to highly effective management and advisory services and capabilities. The Board of Trustees concluded further that the terms of the New American Century Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New American Century Sub-Advisory Agreement, the shareholders are being asked to approve the New American Century Sub-Advisory Agreement.


                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL II

     APPROVAL  OF  RECLASSIFICATION  OF  PORTFOLIO   INVESTMENT  OBJECTIVE  FROM
FUNDAMENTAL TO NON-FUNDAMENTAL

         The current investment objective for the Portfolio is as follows:

         The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

         Currently, the investment objective for the Portfolio is a "fundamental" investment policy and may not be changed without shareholder approval. The Manager proposed to the Board of Trustees of the Trust that the investment objective for the Portfolio, as set forth above, be reclassified from fundamental to non-fundamental to provide the Board of Trustees with flexibility to change the objective of the Portfolio. It is not expected that the Board of Trustees will use this flexibility frequently. However, the Board of Trustees would be in a position to change the investment objective in circumstances when such a change would, in the Board's judgment, be in the best interests of the Portfolio's shareholders. Such circumstances could include changes in the securities markets generally that would render achievement of the Portfolio's current investment objective unlikely on an ongoing basis, or changes with respect to the Portfolio specifically, such as a change in the Portfolio's sub-advisor that makes appropriate a change in the Portfolio's investment objective to conform to the new sub-advisor's investment program. The Investment Company Act does not require the investment objective to be classified as "fundamental".

         The Trust has filed with the Securities and Exchange Commission an application for an order which, if granted, would permit the Manager, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a portfolio of the Trust in the future, and to permit the Manager to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This order (which has been granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Trust's various sub-advisors by the Manager and the Trustees. Making the Portfolio's investment objective non-fundamental will facilitate the Manager's exercise of its authority to replace or appoint sub-advisors under this order by allowing changes to the Portfolio's investment objective to conform to the investment program of a new sub-advisor.

         If the Shareholders of the Portfolio approve this Proposal, the Board of Trustees thereafter would be permitted to change the Investment Objective without the delay and expense to the Portfolio of arranging for shareholder approval. To obtain shareholder approval, the Portfolio would be required to hold a shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Contractowners seeking their instructions as to how to vote shares at such meeting. Therefore, obtaining shareholder approval to change the Portfolio's investment objective is likely to involve a delay of at least 2-3 months and, assuming that the number of Contractowners whose assets are invested in the Portfolio remain constant at current levels, to involve printing, mailing and legal costs exceeding $ to $ .


                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.


                                PROPOSALS III - X

                     APPROVAL OF CHANGES IN THE PORTFOLIO'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolio that they approve a number of changes to the Portfolio's fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purposes behind these proposed changes are (i) to increase the Portfolio's investment flexibility, and (ii) to conform the fundamental restrictions applicable to the Portfolio to those which are applicable to other portfolios of the Trust.

         The Portfolio currently is subject to certain investment restrictions which are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolio (collectively, the "Current Investment Restrictions"). The Portfolio also is subject to certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

         The Manager, after discussions with American Century, has proposed to the Board of Trustees that the Current Investment Restrictions discussed below be eliminated and replaced by similar fundamental investment restrictions (collectively, the "New Investment Restrictions"). As noted above, these changes will conform the Portfolio's restrictions to the restrictions applicable to other portfolios of the Trust. In addition, many of the changes are intended to ensure that the Portfolio has the flexibility to alter, if approved by the Board of Trustees without shareholder approval, the Portfolio's investment program to reflect changes in applicable law.

         If Proposals III through X are approved by the shareholders, the Portfolio will be subject to the following New Investment Restrictions, which are substantially identical to those applicable to certain other portfolios of the Trust and are similar to fundamental restrictions currently applicable to the Portfolio:

1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act. 2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law. 3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities. 4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business. 5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind. 6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities. 7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). 8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         The following notes, which are not fundamental policies and may be changed without shareholder approval, should be read in conjunction with the New Investment Restrictions:

         If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to New Investment Restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by the Portfolio or promulgate any rules allowing such transactions.

         With respect to New Investment Restriction (6), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.

         If Proposals III through X are approved by shareholders and implemented, the Portfolio will be subject to the New Investment Restrictions and the New Investment Restrictions will be the only fundamental investment restrictions applicable to the Portfolio.

         The  Manager   recommends  the  following  changes  to  these  Affected
Investment Restrictions as they apply to the Portfolio.

                                  PROPOSAL III

         The Portfolio is subject to the following two Current Investment Restrictions concerning diversification of investments:

     o The Portfolio will not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

     o The Portfolio will not with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

         The Manager has proposed to the Board of Trustees that the two Current Investment Restrictions set forth above be eliminated. The Investment Company Act prohibits a diversified fund, such as the Portfolio, from investing with respect to 75% of its total assets in securities of an issuer if as a result more than 5% of the Portfolio's assets would be invested in such issuer of the Portfolio would own more than 10% of the outstanding voting securities of such issuer. If this Proposal III is adopted and implemented, the Portfolio would be subject to New Investment Restriction 8 concerning diversification of investments which more succinctly reflects the limitations of the Investment Company Act than the Current Investment Restrictions.

                                   PROPOSAL IV

         The Portfolio also is subject to the following Current Investment Restriction concerning the purchase or sale of real estate:

                  The Portfolio will not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.


         Management has proposed to the Board of Trustees that the above Affected Investment Restriction be eliminated because it is substantially similar to New Investment Restriction 4. However, New Investment Restriction 4 would permit the Portfolio to acquire real estate as a result of its ownership of all securities instruments not just through its exercise of rights as an owner of debt securities.

                                   PROPOSAL V

         The Portfolio also is subject to the following Current Investment Restriction concerning concentration of investments in various industries:

                  The Portfolio will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.

         Management has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because it is substantially similar to New Investment Restriction 7. However, New Investment Restriction 7 clarifies that the Portfolio may invest in securities guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements with respect to U.S. Government securities without regard to this Restriction.

                                   PROPOSAL VI


         The Portfolio also is subject to the following Current Investment Restriction concerning investments in commodities:

                  The Portfolio will not purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options.

         Management has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated. If this Proposal VI is adopted and implemented, the Portfolio would be subject to New Investment Restriction 5 concerning investments in commodities, which prohibits the purchase or sale of physical commodities, subject to certain exceptions. Replacement of the above Current Investment Restriction with New Investment Restriction 5 in effect would narrow the prohibition against purchases or sales of commodities to transactions only in physical commodities. While the Portfolio is permitted under the Current Investment Restriction to purchase and sell financial futures contracts and options, the proposed elimination would increase the Portfolio's flexibility to engage in all types of options and futures transactions and forward foreign currency contracts but only if permissible under the Portfolio's investment policies and otherwise. In addition, New Investment Restriction 5 would permit the Portfolio to acquire physical commodities as the result of the ownership of securities or other instruments.


                                  PROPOSAL VII

         The Portfolio also is subject to the following Current Investment Restriction concerning underwriting the securities of other issuers:

                  The Portfolio will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed an underwriter under certain federal securities laws.

         The Manager has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because the Current Investment Restriction is substantially similar to New Investment Restriction 3. However, New Investment Restriction 3 makes clear that the Portfolio may underwrite securities to the extent that it may be deemed to be an underwriter in connection with the purchase of portfolio securities.

                                  PROPOSAL VIII


         The Portfolio also is subject to the following Current Investment Restriction concerning borrowings:

                  The Portfolio will not borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

         The Manager has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated. The limitations set forth are unnecessarily restrictive and could impair the Portfolio's ability to seek its investment objective. If the above fundamental investment restriction is eliminated, the Portfolio would be subject to New Investment Restriction 2. The elimination of the Current Investment Restriction will clarify that the Portfolio may engage in investment techniques (such as reverse repurchase agreements) that may be deemed to involve borrowings (only when consistent with the Portfolio's investment objective and policies and subject to applicable legal or regulatory asset coverage requirements). Under New Investment Restriction 2, the Portfolio would not be restricted from borrowing in excess of 33 1/3% of its total assets if permitted to do so by future changes in applicable law, and would be permitted to borrow from parties other than banks if permitted by law. Therefore, while New Investment Restriction 2 reflects that the Portfolio is subject to applicable law regarding borrowings, it would permit more flexibility to the Portfolio in the event that applicable law is revised.

                                   PROPOSAL IX

         The Portfolio also is subject to the following Current Investment Restriction concerning loans:

                  The Portfolio will not make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

         The Manager has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because it is substantially identical to New Investment Restriction 6. New Investment Restriction 6 sets forth, with respect to securities loans, the current 331/3% of assets maximum specified by the Securities and Exchange Commission.

                                   PROPOSAL X

         The Portfolio also is subject to the following Current Investment Restriction concerning the issuance of senior securities:

                  The Portfolio will not issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         The Manager has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated. The issuance of senior securities by an open-end investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. To maximize the Portfolio's flexibility and allow the Portfolio to respond to changes in the Investment Company Act, New Investment Restriction 1, which prohibits the Portfolio from issuing senior securities except as permitted by the Investment Company Act, would replace the above Current Investment Restriction.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
           RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSALS III-X.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                         By order of the Board of Trustees



                                         Eric C. Freed
                                         Secretary
                                         American Skandia Trust

EXHIBIT A-1

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated (the "Investment Manager") and Putnam Investment Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Putnam Value Growth & Income Portfolio (the "Portfolio") under the terms of a management agreement, dated December 30, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of
Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be necessary to supply the information to the Investment Manager, the Trust, the Trust's Board of Trustees or their respective agents required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Advisers Act and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a)  The Declaration of Trust of the Trust as in effect on the date hereof;

     (b)  The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e)  The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b)  The Sub-Advisor's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Advisor   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)  The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus
 .40 of 1% of the portion of the net assets over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the net assets over $300 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Putnam Investment Management, Inc.
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attention:  Charles A. Ruys de Perez, Esq.
                           Senior Vice President & Senior Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is December 30, 1996.


FOR THE INVESTMENT MANAGER:                  FOR THE SUB-ADVISOR:




/s/Thomas Mazzaferro                        /s/JoAnn Virassi
Thomas Mazzaferro                           JoAnn Virassi
President & Chief Operating Officer         Senior Vice President

Date:   12/11/96                            Date:  12/23/96

Attest:  /s/Ivette T. Aquilino              Attest:  /s/Kathleen M. Young

EXHIBIT A-2

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated  (the  "Investment   Manager")  and  American  Century   Investment
Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the  "Trustees")  have engaged the Investment
Manager to act as investment manager for the AST American Century Income & Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust, as reasonably requested from time to time. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of
Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be requested by the Trust's Board of Trustees. Any records required to be maintained under the ICA shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including and Section 851(b)(1), (2) and (3)) and Section 817(h) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor by the Investment Manager in writing; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a)  The Declaration of Trust of the Trust as in effect on the date hereof;

     (b)  The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e)  The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b)  The Sub-Advisor's most recent balance sheet;

     (c)  Separate  lists  of  persons  who  the  Sub-Advisor   wishes  to  have
          authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)  The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will timely furnish the Investment Manager with a copy of the document, properly certified or otherwise authenticated, upon request by the Investment Manager.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor. Notwithstanding the above, nothing shall require the Sub-Advisor to use a broker that provides research services or to use a particular broker that the Investment Manager has recommended.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .40 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .35 of 1% of the portion of the net assets over $100million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the effective date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Each party further acknowledges that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that, subject to the investment objective, investment policies and investment restrictions of the Portfolio as set forth in the Trust's Registration Statement as in effect from time to time, the Sub-Advisor's adherence to an investment style generally used by the Sub-Advisor in managing any of its domestic or foreign equity or fixed income mutual funds shall not be considered a failure by the Sub-Advisor to use its best judgment, efforts and advice under this Agreement. The Investment Manager shall consult from time to time with the Sub-Advisor to review the Sub-Advisor's performance under this Agreement. In the event that any claim is made by the Investment Manager against the Sub-Advisor based upon a failure by the Sub-Advisor to use its best judgment, efforts and advice in rendering services under this Agreement, the Investment Manager shall bear the burden of proving such failure.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. The Investment Manager understands that the Sub-Advisor shall not favor or disfavor any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis. Notwithstanding paragraph 8 above, nothing in this agreement shall impose upon the Sub-Advisor any obligation to (i) purchase or sell, or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise; or (ii) to abstain from the purchase or sale of any security for the Sub-Advisor's other clients, advisory or otherwise, that the Investment Manager has placed on the list provided pursuant to paragraph 2(g) above.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment (as defined in the ICA) by either party to this Agreement or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different contact person and/or address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               American Century Investment Management, Inc.
                           4500 Main Street
                           Kansas City, Missouri 64111
                           Attention:  William M. Lyons
                           Executive Vice President & Chief Operating Officer

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Investment Manager's indemnification obligations under this Section 14 will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Advisor as a result of any litigation brought by the Investment Manager alleging Sub-Advisor's failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Investment Manager.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is September __, 1999.


FOR THE INVESTMENT MANAGER:          FOR THE SUB-ADVISOR:

---------------------------          ----------------------------
John Birch
Senior Vice President
& Chief Operating Officer


Date:                                Date:



Attest:                              Attest:

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
           (FORMERLY, THE AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO)
                        TO BE HELD ON SEPTEMBER 30, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 11:00 a.m., Eastern Time, on September 30, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST AIM Balanced Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                   ACCOUNT NUMBER:
                                                   UNITS:
                                                   CONTROL NO:

TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS


























THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
                                            DETACH AND RETURN THIS PORTION ONLY

AMERICAN SKANDIA TRUST - AST AIM BALANCED PORTFOLIO

     THE BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                                     For        Against          Abstain
1.      PROPOSAL  TO  APPROVE A  New  SUB-ADVISORY  AGREEMENT  BETWEEN AMERICAN
        SKANDIA   INVESTMENT   SERVICES,   INCORPORATED  AND  AMERICAN  CENTURY
        INVESTMENT MANAGEMENT, INC. FOR THE AST AMERICAN CENTURY INCOME & GROWTH
        PORTFOLIO.

2.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF THE PORTFOLIO'S  INVESTMENT
        OBJECTIVE FROM  FUNDAMENTAL" TO  NON-FUNDAMENTAL."

3       PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTIONS  CONCERNING DIVERSIFICATION OF INVESTMENTS.

4.      PROPOSAL TO APPROVE  A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING THE PURCHASE OR SALE OF REAL ESTATE.

5.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION   CONCERNING   CONCENTRATION   OF   INVESTMENTS IN  VARIOUS
        INDUSTRIES.

6.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING INVESTMENTS IN COMMODITIES.

7.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING UNDERWRITING SECURITIES OF OTHER ISSUERS.

8.      PROPOSAL  TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION  CONCERNING BORROWINGS.

9.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING LOANS.

10.     PROPOSAL  TO  APPROVE  A CHANGE  IN THE  PORTFOLIO'S FUNDAMENTAL
        INVESTMENT  RESTRICTION  CONCERNING THE ISSUANCE OF SENIOR SECURITIES.





Please be sure to sign and date this Proxy


__________________________________        Date: _________            ___________________________          Date: ________
Signature [PLEASE SIGN WITHIN BOX]                                   Signature (Joint Owners)
------------------------------------------------------------------------------------------------------------------------------------

DETACH CARD

                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.

      []
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